WHOLE FOODS
MARKET

SAFEWAY

Longs Drugs

Alexander & Baldwin, Inc.

PREMIER HAWAII REAL ESTATE COMPANY

Supplemental Information

As of and for the Three and Six Months Ended June 30, 2017

ALEX
LISTED
NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements

Statements in this Supplement that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions.
These forward-looking statements are not guarantees of future performance. The information contained in this Supplement is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s most recent Form 10-K and other filings with the SEC, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation

The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Alexander & Baldwin, Inc.
Company Profile

Alexander & Baldwin, Inc. is a 147-year-old Hawaii company focused on creating value from its tremendous real estate assets.

Assets	·
a high-quality commercial real estate portfolio, comprising 2.9 million square feet in Hawaii (1.8 million square feet on the Mainland), making A&B the state’s largest owner of grocery/drugstore-anchored retail properties and the second largest owner of retail assets in Hawaii (by gross leasable area)

	·	a portfolio of high-quality, primarily retail and industrial, ground leases totaling 116 acres
	·	more than 87,000 acres in Hawaii, making it the state’s fourth largest private landowner (by acreage)
	·	a real estate development portfolio encompassing residential and commercial projects across Hawaii, totaling more than 1,500 units
	·	Hawaii’s largest materials and construction business that has a greater than 50 percent share of the Hawaii market

Hawaii-focused Strategy	·	Increase commercial real estate portfolio value and cash flow
	·	Accelerate monetization of development pipeline
	·	Leverage strong Materials & Construction segment positioning
	·	Continue disciplined and prudent financial management

Hawaii Economic Highlights
- Visitor industry sets a fifth straight record year in arrivals and expenditures in 2016; continued positive momentum in 1H2017.
- Outlook for economic growth remains positive

(Percentage change, except unemployment rate)	2015	2016	2017F
Real gross domestic product	2.3	2.1	1.9
Real personal income	3.8	2.7	2.4
Visitor expenditures	0.9	4.2	5.1
Visitor arrivals	4.3	3.0	2.0
Unemployment rate	3.6	3.0	2.9
F=Forecast Source: Hawaii State Department of Business, Economic Development & Tourism (May 12, 2017); No endorsement implied.

Oahu Commercial Real Estate Trends
- Oahu commercial markets fundamentals continue to strengthen

	Average Asking Rent PSF./Mo.			% Change from Prior Quarter
	Retail	Industrial	Office	Retail	Industrial	Office
2Q2017	$4.00	$1.24	$1.70	(1.7)	4.2	—
1Q2017	$4.07	$1.19	$1.70	3.8	(1.7)	0.6
4Q2016	$3.92	$1.21	$1.69	(0.5)	1.7	(1.2)
3Q2016	$3.94	$1.19	$1.71	(0.8)	5.3	0.6
2Q2016	$3.97	$1.13	$1.70	1.0	(3.4)	1.8

	Vacancy Rate (%)			Percentage Point Change from Prior Period
	Retail	Industrial	Office	Retail	Industrial	Office
2Q2017	7.7	1.8	12.2	(1.5)	0.3	(0.2)
1Q2017	9.2*	1.5	12.4	0.8	(0.1)	(0.3)
4Q2016	8.4*	1.6	12.7	2.9	(0.2)	0.3
3Q2016	5.5	1.8	12.4	1.3	0.5	(0.7)
2Q2016	4.2	1.3	13.1	(0.4)	(0.2)	0.9

*Retail vacancy was affected in 4Q2016 by Ala Moana Center GLA expansion, and new GLA from International Marketplace and Ka Makana Ali’i in 1Q2017 was additionally affected by the shutdown of a 147,000-square-foot Kmart store at Waikele Center. Source: Colliers International Hawaii; No endorsement implied.

Alexander & Baldwin, Inc.
Company Profile (Continued)

TRADING HIGHLIGHTS

ALEX	NYSE listed ticker symbol
2.0B	Market capitalization (as of June 30, 2017)
141K	3-month average trading volume

Alexander & Baldwin, Inc.
Glossary of Terms

ABR	Annualized Base Rent (ABR) is the current month's contractual base rent multiplied by 12.

Backlog
Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory.

Comparable Lease	Renewals and new leases for space vacated by previous tenants within 12 months. Expansions, downsizing and short-term extensions of existing tenants are generally excluded.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is presented for the Company on a consolidated basis. EBITDA is calculated by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for the Materials & Construction segment by adjusting consolidated segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization.

GLA	Gross Leasable Area (GLA) is periodically adjusted based on remeasurement or reconfiguration of space.

GAAP	Generally accepted accounting principles (GAAP) in the United States of America.

Occupancy	The percentage of square footage leased and commenced to gross leasable space at the end of the period reported.

NOI
Net operating income (NOI) is presented for the Commercial Real Estate segment, and is calculated by adjusting segment operating profit for depreciation and amortization, straight-line lease adjustments, and general, administration and other expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly, the Company's presentation of NOI may not be comparable to other real estate companies.

Same-store	Properties that were owned throughout the entire duration of both periods under comparison, including stabilized properties.

Stabilized	A commercial property is considered stabilized when it either reaches 80% economic occupancy or 12 months following acquisition or construction completion.

Straight-line rent	GAAP requirement to average tenant rents over the life of the lease.

TTM	Trailing twelve months.

Year built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Table 1 - Condensed Consolidated Balance Sheets

($ in millions, unaudited)

	June 30,	December 31,
	2017	2016
ASSETS
Current Assets:
Cash and cash equivalents	$11.0	$2.2
Accounts receivable, net	39.7	32.1
Contracts retention	12.5	13.1
Costs and estimated earnings in excess of billings on uncompleted contracts	15.5	16.4
Inventories	34.1	43.3
Real estate held for sale	2.0	1.0
Income tax receivable	9.8	10.6
Prepaid expenses and other assets	34.4	19.6
Total current assets	159.0	138.3
Investments in Affiliates	398.7	390.8
Real Estate Developments	184.5	179.5
Property – Net	1,235.1	1,231.6
Intangible Assets – Net	50.3	53.8
Goodwill	102.3	102.3
Other Assets	47.1	60.0
Total assets	$2,177.0	$2,156.3

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current portion of long-term debt	$44.1	$42.4
Accounts payable	32.2	35.2
Billings in excess of costs and estimated earnings on uncompleted contracts	3.1	3.5
Accrued interest	5.1	6.3
Deferred revenue	0.1	17.6
Indemnity holdback related to Grace acquisition	9.3	9.3
HC&S cessation-related liabilities	5.2	19.1
Accrued and other liabilities	29.1	31.7
Total current liabilities	128.2	165.1
Long-term Liabilities:
Long-term debt	530.8	472.7
Deferred income taxes	182.8	182.0
Accrued pension and post-retirement benefits	63.7	64.8
Other non-current liabilities	43.1	47.7
Total long-term liabilities	820.4	767.2
Total liabilities	948.6	932.3
Commitments and Contingencies
Redeemable Noncontrolling Interest	10.8	10.8

Equity:
Common stock	1,158.9	1,157.3
Accumulated other comprehensive loss	(42.0)	(43.2)
Retained earnings	96.5	95.2
Total A&B shareholders' equity	1,213.4	1,209.3
Noncontrolling interest	4.2	3.9
Total equity	1,217.6	1,213.2
Total liabilities and equity	$2,177.0	$2,156.3

Alexander & Baldwin, Inc.
Table 2 - Condensed Consolidated Statements of Operations

 ($ in millions, except per-share amounts, unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016
Operating Revenue:
Commercial Real Estate	$33.8	$34.5	$67.5	$69.3
Land Operations	12.1	5.5	23.1	11.5
Materials & Construction	52.2	42.0	100.7	92.6
Total operating revenue	98.1	82.0	191.3	173.4
Operating Costs and Expenses:
Cost of Commercial Real Estate	18.9	20.1	37.7	40.7
Cost of Land Operations	9.0	4.6	17.4	10.9
Cost of Materials & Construction	41.7	34.5	80.8	73.9
Selling, general and administrative	15.5	11.3	30.9	27.8
REIT evaluation/conversion costs	2.2	1.9	7.0	1.9
Total operating costs and expenses	87.3	72.4	173.8	155.2
Operating Income	10.8	9.6	17.5	18.2
Other Income and (Expenses):
Income related to joint ventures	1.9	1.3	3.2	3.4
Gain on the sale of improved property	—	8.0	3.0	8.0
Reductions in solar investments, net	(0.2)	(9.5)	(2.2)	(9.5)
Interest and other income, net	1.2	0.8	2.2	1.1
Interest expense	(6.2)	(6.8)	(12.4)	(13.7)
Total other income and (expenses)	(3.3)	(6.2)	(6.2)	(10.7)
Income from Continuing Operations Before Income Taxes	7.5	3.4	11.3	7.5
Income tax expense	(3.5)	(0.3)	(2.7)	(0.6)
Income from Continuing Operations	4.0	3.1	8.6	6.9
Income (loss) from discontinued operations, net of income taxes	0.8	(3.7)	3.2	(14.5)
Net Income (Loss)	4.8	(0.6)	11.8	(7.6)
Income attributable to noncontrolling interest	(0.5)	(0.1)	(1.2)	(0.6)
Net Income (Loss) Attributable to A&B Shareholders	$4.3	$(0.7)	$10.6	$(8.2)

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.08	$0.06	$0.16	$0.14
Discontinued operations available to A&B shareholders	0.02	(0.07)	0.07	(0.30)
Net income (loss) available to A&B shareholders	$0.10	$(0.01)	$0.23	$(0.16)
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.07	$0.06	$0.16	$0.14
Discontinued operations available to A&B shareholders	0.02	(0.07)	0.07	(0.30)
Net income (loss) available to A&B shareholders	$0.09	$(0.01)	$0.23	$(0.16)

Weighted-Average Number of Shares Outstanding:
Basic	49.2	49.0	49.1	49.0
Diluted	49.6	49.4	49.6	49.3

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders, net of income taxes	$3.7	$3.1	$8.1	$6.8
Discontinued operations available to A&B shareholders, net of income taxes	0.8	(3.7)	3.2	(14.5)
Net income (loss) available to A&B shareholders	$4.5	$(0.6)	$11.3	$(7.7)

Alexander & Baldwin, Inc.
Table 3 - Segment Results

 ($ in millions, unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016
Revenue:
Commercial Real Estate	$33.8	$34.5	$67.5	$69.3
Land Operations	12.1	5.5	23.1	11.5
Materials & Construction	52.2	42.0	100.7	92.6
Total revenue	98.1	82.0	191.3	173.4
Operating Profit (Loss):
Commercial Real Estate	13.4	14.7	27.7	27.8
Land Operations[1]	1.7	(11.5)	(0.7)	(14.8)
Materials & Construction	6.7	4.9	12.3	12.9
Total operating profit	21.8	8.1	39.3	25.9
Interest expense	(6.2)	(6.8)	(12.4)	(13.7)
Gain on the sale of improved property	—	8.0	3.0	8.0
General corporate expenses	(5.9)	(4.0)	(11.6)	(10.8)
REIT evaluation/conversion costs[2]	(2.2)	(1.9)	(7.0)	(1.9)
Income From Continuing Operations Before Income Taxes	7.5	3.4	11.3	7.5
Income tax expense	(3.5)	(0.3)	(2.7)	(0.6)
Income From Continuing Operations	4.0	3.1	8.6	6.9
Income (loss) from discontinued operations, net of income tax	0.8	(3.7)	3.2	(14.5)
Net Income (Loss)	4.8	(0.6)	11.8	(7.6)
Income attributable to noncontrolling interest	(0.5)	(0.1)	(1.2)	(0.6)
Net Income (Loss) Attributable to A&B	$4.3	$(0.7)	$10.6	$(8.2)

1 For the quarter and six months ended June 30, 2017, Land Operations segment operating profit includes non-cash reductions of $0.2 million and $2.2 million, respectively, related to the Company's solar tax equity investments. For the quarter and six months ended June 30, 2016, Land Operations segment operating profit includes non-cash reductions of $9.5 million. The non-cash reductions are included in Reductions in solar investments, net on the condensed consolidated statement of operations.
2 Costs related to the Company's in-depth evaluation of and conversion to a REIT.

Alexander & Baldwin, Inc.
Table 4 - Condensed Consolidated Statements of Cash Flows

 ($ in millions, unaudited)

	Six Months Ended June 30,
	2017	2016
Cash Flows from Operating Activities:
Net income (loss)	$11.8	$(7.6)
Adjustments to reconcile net income to net cash provided by (used in) operations:
Depreciation and amortization	21.0	54.9
Deferred income taxes	0.1	(19.5)
Gains on asset transactions, net of impairment losses	(12.1)	1.6
Share-based compensation expense	2.2	2.1
Investment in affiliates, net of distributions	5.8	(1.9)
Changes in operating assets and liabilities:
Trade, contracts retention, and other receivables	(6.3)	11.0
Costs and estimated earnings in excess of billings on uncompleted contracts - net	0.6	2.9
Inventories	9.2	(10.1)
Prepaid expenses, income tax receivable and other assets	(3.7)	10.6
Accrued pension and post-retirement benefits	1.6	3.1
Accounts payable and contracts retention	(3.6)	(7.0)
Accrued and other liabilities	(36.6)	(5.3)
Real estate inventory sales (real estate developments held for sale)	2.9	—
Expenditures for real estate inventory (real estate developments held for sale)	(9.5)	(5.0)
Net cash provided by (used in) operations	(16.6)	29.8

Cash Flows from Investing Activities:
Capital expenditures for property, plant and equipment	(23.4)	(99.8)
Capital expenditures related to 1031 commercial property transactions	—	(6.2)
Proceeds from disposal of property and other assets	9.7	1.9
Proceeds from disposals related to 1031 commercial property transactions	6.9	59.3
Payments for purchases of investments in affiliates and other investments	(23.9)	(26.4)
Proceeds from investments in affiliates and other investments	2.0	3.0
Change in restricted cash associated with 1031 transactions	5.4	16.2
Net cash used in investing activities	(23.3)	(52.0)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	83.5	132.0
Payments of long-term debt and deferred financing costs	(35.1)	(94.3)
Borrowings (payments) on line-of-credit agreement, net	11.4	(4.9)
Distribution to noncontrolling interests	(0.2)	(0.5)
Dividends paid	(6.9)	(5.9)
Proceeds from issuance (repurchase) of capital stock and other, net	(4.0)	0.9
Net cash used in financing activities	48.7	27.3

Cash and Cash Equivalents:
Net increase in cash and cash equivalents	8.8	5.1
Balance, beginning of period	2.2	1.3
Balance, end of period	$11.0	$6.4

Alexander & Baldwin, Inc.
Table 5 - Notes Payable & Long-Term Debt
As of June 30, 2017

 ($ in millions, unaudited)

					Principal payments
Debt:	Stated rate (%)	Weighted- average interest rate (%)	Maturity date	Weighted- average maturity (years)	2017	2018	2019	2020	2021	Thereafter	Total principal	Unamortized deferred finance cost/ (discount) premium	Total
Secured debt:
GLP Asphalt Plant	(a)	5.98	2021	2.4	$0.7	$1.3	$1.5	$1.6	$0.4	$—	$5.5	$(0.4)	$5.1
KTC III (second mortgage)	3.15	3.15	2021	4.3	—	0.1	0.1	0.2	4.5	—	4.9	—	4.9
KTC III	(b)	5.95	2021	4.3	0.2	0.3	0.3	0.4	9.9	—	11.1	(0.4)	10.7
Term loan secured by letter of credit	(c)	2.82	2021	4.5	—	—	—	—	9.4	—	9.4	—	9.4
Pearl Highlands	4.15	4.15	2024	7.0	0.9	1.8	1.9	1.9	2.0	79.4	87.9	1.2	89.1
Manoa Marketplace	(d)	3.14	2029	11.1	—	—	0.5	1.6	1.7	56.2	60.0	(0.3)	59.7
Subtotal		3.88		7.9	$1.8	$3.5	$4.3	$5.7	$27.9	$135.6	$178.8	$0.1	$178.9

Unsecured debt:
Unsecured term note #4	1.85	1.85	2017	0.4	$1.2	$—	$—	$—	$—	$—	$1.2	$(0.1)	$1.1
Unsecured term note #2	2.00	2.00	2018	0.5	0.4	—	—	—	—	—	0.4	—	0.4
Unsecured term note #1	3.31	3.31	2018	0.9	0.9	1.0	—	—	—	—	1.9	—	1.9
Wells Fargo GLP Revolver	1.93	1.93	2018	1.5	—	3.0	—	—	—	—	3.0	—	3.0
Unsecured term note #3	5.19	5.19	2019	1.7	1.1	2.1	2.3	—	—	—	5.5	—	5.5
Prudential Series D	6.90	6.90	2020	2.5	—	16.3	16.3	16.2	—	—	48.8	—	48.8
Swingline	3.60	3.60	2020	0.5	—	—	—	8.8	—	—	8.8	—	8.8
Revolving credit line	(e)	2.82	2020	3.5	—	—	—	90.0	—	—	90.0	—	90.0
Prudential Series A	5.53	5.53	2024	6.0	—	—	—	—	7.1	21.4	28.5	—	28.5
Prudential Series E	3.90	3.90	2024	4.1	3.4	9.8	9.8	9.0	9.5	24.4	65.9	—	65.9
Prudential Series B	5.55	5.55	2026	7.3	—	—	—	—	1.0	45.0	46.0	—	46.0
Prudential Series C	5.56	5.56	2026	6.6	—	1.0	1.0	1.0	9.0	13.0	25.0	—	25.0
Prudential Series F	4.35	4.35	2026	6.7	—	—	—	2.4	4.5	15.1	22.0	—	22.0
Prudential Series G	3.88	3.88	2027	5.5	—	7.5	7.5	5.4	1.5	28.1	50.0	(0.9)	49.1
Subtotal		4.45		4.6	$7.0	$40.7	$36.9	$132.8	$32.6	$147.0	$397.0	$(1.0)	$396.0

Total		4.27		5.6	$8.8	$44.2	$41.2	$138.5	$60.5	$282.6	$575.8	$(0.9)	$574.9

(a) Loan has a stated interest rate of LIBOR plus 1.0%, but is swapped through maturity to a 5.98% fixed rate.										Liquidity:
(b) Loan has a stated interest rate of LIBOR plus 1.5%, but is swapped through maturity to a 5.95% fixed rate.										Cash and cash equivalents			$11.0
(c) Loan has an effective interest rate of 2.82% for 2017.										Restricted cash (1031)			$4.4
(d) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.										Available under unsecured, committed credit facility			$239.4
(e) LIBOR plus 1.75%, based on pricing grid.

										Total principal debt			$575.8
										Less: Cash and cash equivalents			11.0
										Net debt			$564.8

										Debt Metrics:
										Net debt to total enterprise value			21.7%
										Net debt to total assets			25.9%
										Net debt to TTM EBITDA			4.6 x
										Debt to debt plus equity			32.1%
										Fixed rate debt to total debt			80.7%

Alexander & Baldwin, Inc.
Table 6 - Components of Net Asset Value (NAV)

 ($ in millions, unaudited)

Commercial Real Estate - Company Information						Commercial Real Estate - Hawaii Market Information
							Range of market cap rates (%)
				NOI TTM ended June 30, 2017		Income producing assets
Income producing assets
							(a)
Hawaii retail				$47.7		Hawaii retail	4.0 - 6.0
Hawaii industrial				11.5		Hawaii industrial	5.0 - 7.0
Hawaii office				4.2		Hawaii office	6.0 - 8.0
Hawaii ground leases				11.8		Hawaii ground leases	2.0 - 5.0
Mainland retail				2.3
Mainland industrial				4.5
Mainland office				4.1
Total				$86.1

Materials & Construction - Company Information						Materials & Construction - Market Information
Historical EBITDA	1Q	2Q	3Q	4Q	Total	Materials & Construction peers:	Ticker symbols
2017	$8.6	$9.8			$18.4	Cementos Argos S.A.	CMTOY
2016	$10.9	$7.9	$8.5	$7.7	$35.0	CEMEX S.A.B. de C.V.	CX
2015	$10.1	$10.0	$10.5	$11.9	$42.5	CRH plc	CRH
2014	$7.6	$12.4	$9.6	$11.5	$41.1	HeidelbergCement AG	HDELY
						Martin Marietta Materials, Inc.	MLM
						Monarch Cement Co.	MCEM
						Summit Materials Inc.	SUM
						Vulcan Materials Company	VMC
						Specialty construction companies:
						Colas SA	RE.PA
						Granite Construction Inc.	GVA
						Great Lakes Dredge & Dock Corp.	GLDD
						Orion Group Holdings, Inc.	ORN
						Sterling Construction Co. Inc.	STRL
						Tutor Perini Corporation	TPC

(a) Represent management estimates

Alexander & Baldwin, Inc.
Table 6 - Components of NAV (Continued)

(Unaudited)

Development Sales - Company Information (in millions)
			Book Value as of June 30, 2017
Key active development projects (refer to Table 16)				(a)
Residential units				$56.0
Lot sales				388.0
Other joint venture development projects (not valued elsewhere)				38.5
Total				$482.5

Landholdings - Company Information
Landholdings not valued elsewhere				Acres
Urban land, not in active development/use				380
Agriculture in urban entitlement process				617
Agriculture				54,914
Conservation & preservation (b)				29,796
Total				85,707

A&B Land Sales Data - Maui & Kauai 2012 - 2Q2017
	Total acres sold	Weighted-average price per acre	High	Low
Ag-zoned
Total/weighted average	2,114	$28,400	$151,600	$13,750
Urban-zoned
Total/weighted average	67	$1,766,000	$4,346,200	$1,184,200

Other Company Information (in millions)

Total carrying value of debt at June 30, 2017				$574.9

Shares outstanding at June 30, 2017				49.2

(a) The book value of active development projects includes land stated at its acquisition value. In the case of development projects on A&B's historical landholdings, such as Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

(b) Conservation land is generally utilized in the collection of water, which benefits the agricultural land, and therefore, generally these lands should not be separately valued.
Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

Alexander & Baldwin, Inc.
Table 7 – Property Report – Hawaii

(Unaudited)

	Property		Island	Year built / renovated	Current GLA (sq. ft.)	Leased (%)	Annualized base rent (ABR) ($ in 000s)	ABR per leased sq. ft.	2Q2017 NOI ($ in 000s)	2Q2017 % NOI to HI portfolio NOI	Total principal debt ($ in 000s)
	Retail:					(a)	(b)
1	Pearl Highlands Center		Oahu	1992-1994	405,000	95.5	$8,954	$23.33	$2,322	12.0	$89,101
2	Kailua Retail		Oahu	1947-2014	316,400	97.9	9,599	31.47	2,737	14.2	15,639
3	Waianae Mall		Oahu	1975	170,300	86.9	2,885	19.66	633	3.3	—
4	Manoa Marketplace		Oahu	1977	140,600	95.1	4,576	34.45	1,351	7.0	60,000
5	Kaneohe Bay Shopping Center	(c)	Oahu	1971	125,400	100.0	2,905	23.16	618	3.2	—
6	Waipio Shopping Center		Oahu	1986, 2004	113,800	98.8	3,028	26.93	907	4.7	—
7	Aikahi Park Shopping Center		Oahu	1971	98,000	79.8	1,320	16.88	728	3.8	—
8	The Shops at Kukui'ula		Kauai	2009	89,100	96.9	3,962	50.77	984	5.1	9,373
9	Lanihau Marketplace		Hawaii	1987	88,300	100.0	1,902	21.53	427	2.2	—
10	Kunia Shopping Center		Oahu	2004	60,600	86.4	1,904	36.37	446	2.3	—
11	Kahului Shopping Center		Maui	1951	49,900	89.7	547	12.22	104	0.5	—
12	Lahaina Square		Maui	1973	44,800	78.8	634	17.98	135	0.7	—
13	Napili Plaza		Maui	1991	44,400	88.4	1,196	30.48	334	1.7	—
14	Gateway at Mililani Mauka		Oahu	2008, 2013	34,900	94.0	1,655	51.77	444	2.3	—
15	Port Allen Marina Center		Kauai	2002	23,600	92.0	517	23.86	125	0.6	—
	Subtotal – Retail				1,805,100	93.9	$45,584	$27.19	$12,295	63.6	$174,113

	Industrial:
16	Komohana Industrial Park		Oahu	1990	238,300	100.0	$2,468	$10.36	$1,100	5.7	$—
17	Kaka'ako Commerce Center		Oahu	1969	190,900	84.2	2,263	14.11	380	2.0	—
18	Waipio Industrial		Oahu	1988-1989	158,400	100.0	2,457	15.51	608	3.1	—
19	P&L Warehouse		Maui	1970	104,100	89.0	1,100	12.99	286	1.5	—
20	Honokohau Industrial		Hawaii	2004-2006, 2008	73,200	93.9	986	14.35	51	0.2
21	Kailua Industrial/Other		Oahu	1951-1974	68,800	96.3	853	13.26	169	0.9	—
22	Port Allen		Kauai	1983, 1993	63,800	100.0	663	10.39	193	1.0	—
23	Harbor Industrial		Maui	1930	53,400	90.5	162	11.76	113	0.6	—
	Subtotal – Industrial				950,900	94.4	$10,952	$12.85	$2,900	15.0	$—

	Office:
24	Kahului Office Building		Maui	1974	59,600	85.2	$1,343	$26.48	$328	1.7	$—
25	Gateway at Mililani Mauka South	(d)	Oahu	1992, 2006	37,100	100.0	1,522	40.97	338	1.7	—
26	Kahului Office Center		Maui	1991	33,400	88.2	775	26.26	189	1.0	—
27	Stangenwald Building		Oahu	1901, 1980	27,100	88.6	451	19.25	86	0.4	—
28	Judd Building		Oahu	1898, 1979	20,200	86.4	318	18.21	72	0.4	—
29	Lono Center		Maui	1973	13,700	92.0	280	25.56	20	0.1	—
	Subtotal – Office				191,100	89.7	$4,689	$27.71	$1,033	5.3	$—
	Subtotal – Improved				2,947,100	93.8	$61,225	$22.70	$16,228	83.9	$174,113

	Ground Leases:
30	Kailua		Oahu	38 acres	—	—	$—	$—	$1,650	8.5	$—
31	Other Oahu		Oahu	4 acres	—	—	—	—	455	2.4	—
32	Neighbor Island	(e)	Neighbor Island	74 acres	—	—	—	—	1,003	5.2	—
	Subtotal - Ground Leases			116 acres	—	—	$—	$—	$3,108	16.1	$—
	Subtotal - Hawaii before dispositions				2,947,100	—	$61,225	$22.70	$19,336	100.0	$174,113
	Dispositions								$(4)
	Total Hawaii				2,947,100	93.8	$61,225	$22.70	$19,332	100.0	$174,113

Alexander & Baldwin, Inc.
Table 7 - Property Report - Hawaii    (Continued)

(a) Represents the space leased and commenced at the end of the reported period.
(b) Base rent without consideration of percentage rent that may, in some cases, be significant.
(c) A&B owns the leasehold improvements of this center and does not own the fee interest.
(d) An 18,415 square-foot expansion was completed and added to the commercial portfolio in June 2016.
(e) Includes 64 ground leased urban acres.
Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

Alexander & Baldwin, Inc.
Table 8 - Property Report - U.S. Mainland (ML)

(Unaudited)

	Property	City/State	Year built / renovated	Current GLA (sq. ft.)	Leased (%)	Annualized base rent (ABR) ($ in 000s)	ABR per leased sq. ft.	2Q2017 NOI ($ in 000s)	2Q2017 % NOI to ML portfolio NOI	Total principal debt ($ in 000s)
	Retail:				(a)	(b)
1	Little Cottonwood Center	Sandy, UT	1998, 2008	141,500	95.9	$1,548	$11.52	$437	15.5	$—
2	Royal MacArthur Center	Dallas, TX	2006	44,900	96.4	933	21.55	225	8.0	—
	Subtotal – Retail			186,400	96.0	$2,481	$13.97	$662	23.5	—

	Industrial:
3	Midstate 99 Distribution Center	Visalia, CA	2002, 2008	790,200	95.6	$3,045	$4.03	$724	25.6	$—
4	Sparks Business Center	Sparks, NV	1996-1998	396,100	100.0	1,963	4.96	450	15.9	—
	Subtotal – Industrial			1,186,300	97.1	$5,008	$4.35	$1,174	41.5	$—

	Office:
5	1800 and 1820 Preston Park	Plano, TX	1997, 1998	198,800	84.9	$3,259	$19.42	$422	14.9	$—
6	Concorde Commerce Center	Phoenix, AZ	1998	138,700	91.1	2,635	20.91	375	13.3	—
7	Deer Valley Financial Center	Phoenix, AZ	2001	126,600	87.8	1,811	17.03	193	6.8	—
	Subtotal – Office			464,100	87.5	$7,705	$19.26	$990	35.0	—
	Subtotal - Mainland before dispositions			1,836,800	94.6	$15,194	$8.79	$2,826	100.0	$—
	Dispositions							$—
	Total Mainland			1,836,800	94.6	$15,194	$8.79	$2,835	100.0	$—

	Total Hawaii and Mainland
	Total Mainland			1,836,800	94.6	$15,194	$8.79	$2,835	100.0	$—
	Total Hawaii			2,947,100	93.8	61,225	22.70	19,332	100.0	174,113
	Total Portfolio			4,783,900	94.1	$76,419	$17.26	$22,167	100.0	$174,113

	(a) Represents the space leased and commenced at the end of the reported period.
	(b) Base rent without consideration of percentage rent that may, in some cases, be significant.

Alexander & Baldwin, Inc.
Table 9 - Net Operating Income (NOI)

 ($ in millions, unaudited)

Total Portfolio NOI

		Quarter ended June 30, 2017			Quarter ended June 30, 2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(a)	$12.3	$0.7	$13.0	$11.8	$0.6	$12.4	4.2	16.7	4.8
Industrial		2.9	1.1	4.0	2.8	1.3	4.1	3.6	(15.4)	(2.4)
Office		1.1	1.0	2.1	0.9	2.1	3.0	22.2	(52.4)	(30.0)
Ground		3.1	—	3.1	2.8	—	2.8	10.7	NM	10.7
Total		$19.4	$2.8	$22.2	$18.3	$4.0	$22.3	6.0	(30.0)	(0.4)

		Six months ended June 30, 2017			Six months ended June 30, 2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(a)	$24.8	$1.2	$26.0	$23.6	$1.1	$24.7	5.1	9.1	5.3
Industrial		5.7	2.3	8.0	5.7	2.5	8.2	—	(8.0)	(2.4)
Office		2.2	2.1	4.3	1.8	4.3	6.1	22.2	(51.2)	(29.5)
Ground		6.1	—	6.1	5.7	—	5.7	7.0	NM	7.0
Total		$38.8	$5.6	$44.4	$36.8	$7.9	$44.7	5.4	(29.1)	(0.7)

Same-Store NOI

		Quarter ended June 30, 2017			Quarter ended June 30, 2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(b)	$12.3	$0.7	$13.0	$11.7	$0.6	$12.3	5.1	16.7	5.7
Industrial		2.9	1.1	4.0	2.9	1.2	4.1	—	(8.3)	(2.4)
Office		1.0	1.0	2.0	0.9	0.9	1.8	11.1	11.1	11.1
Ground		3.1	—	3.1	2.9	—	2.9	6.9	NM	6.9
Total		$19.3	$2.8	$22.1	$18.4	$2.7	$21.1	4.9	3.7	4.7

		Six months ended June 30, 2017			Six months ended June 30, 2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(b)	$22.2	$1.2	$23.4	$21.4	$1.1	$22.5	3.7	9.1	4.0
Industrial		5.7	2.3	8.0	5.8	2.4	8.2	(1.7)	(4.2)	(2.4)
Office		1.4	2.1	3.5	1.4	1.9	3.3	—	10.5	6.1
Ground		6.1	—	6.1	5.7	—	5.7	7.0	NM	7.0
Total		$35.4	$5.6	$41.0	$34.3	$5.4	$39.7	3.2	3.7	3.3

(a) For purposes of calculating 2Q2017 NOI, NOI from Aikahi Park Shopping Center (APSC), tenant improvements and ground lease NOI were included in Hawaii retail.
(b) Ground lease NOI from APSC was included in the calculation of the 2Q2017 and 2Q2016 same-store NOI in Hawaii retail.
Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

Alexander & Baldwin, Inc.
Table 10 - Percent Occupancy

(In percents, unaudited)

	As of June 30, 2017			As of June 30, 2016			Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93.9	96.0	94.1	93.3	91.1	93.1	0.6	4.9	1.0
Industrial	94.4	97.1	95.9	93.1	98.6	96.2	1.3	(1.5)	(0.3)
Office	89.7	87.5	88.2	81.5	87.0	85.3	8.2	0.5	2.9
Total	93.8	94.6	94.1	92.4	94.9	93.4	1.4	(0.3)	0.7

Same-Store Percent Occupancy

	As of June 30, 2017			As of June 30, 2016			Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93.9	96.0	94.1	93.3	91.1	93.1	0.6	4.9	1.0
Industrial	94.4	97.1	95.9	93.1	98.6	96.2	1.3	(1.5)	(0.3)
Office	89.7	87.5	88.2	86.2	87.0	86.8	3.5	0.5	1.4
Total	93.8	94.6	94.1	92.8	94.9	93.6	1.0	(0.3)	0.5

Alexander & Baldwin, Inc.
Table 11 - Commercial Real Estate Transactional Activity (2016 - 2017)

($ in millions, unaudited)

Property disposed in 2017	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
The Maui Clinic Building	1/17	$3.4	16,600	28
Total		$3.4	16,600

Property acquired in 2017	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
Honokohau Industrial	6/17	$10.1	73,200	94
		$10.1	73,200

Property disposed in 2016	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Ninigret Office Park	6/16	$30.4	185,500	100
Gateway Oaks	6/16	8.0	59,700	92
Prospect Park	6/16	22.3	163,300	100
Total		$60.7	408,500

Property acquired in 2016	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
2927 East Manoa Road (Ground Lease)	12/16	$2.8	N/A	N/A
Manoa Marketplace	1/16	82.4	139,300	99
Total		$85.2	139,300

Alexander & Baldwin, Inc.
Table 12 - Top Ten Tenants (In-Service Properties) Based Upon ABR
As of June 30, 2017

(Unaudited)

Tenant	ABR ($ in 000s)	% of ABR	GLA (sq. ft.)	% of total GLA
Sam's Club	$3,308	4.3	180,908	3.8
CVS Corporation	2,623	3.4	150,411	3.1
United Healthcare Services, Inc.	2,270	3.1	108,100	2.3
Foodland Supermarket, Ltd. & Related Companies	1,849	2.4	112,929	2.4
24 Hour Fitness USA, Inc.	1,375	1.8	45,870	1.0
Albertsons Companies, Inc.	1,316	1.7	168,621	3.4
Whole Foods Market, Inc.	1,210	1.6	31,647	0.7
Office Depot, Inc.	1,138	1.5	75,824	1.6
Keystone Automotive Operations, Inc.	1,016	1.3	230,300	4.8
International Paper	978	1.3	252,040	5.3
Total	$17,083	22.4	1,356,650	28.4

Alexander & Baldwin, Inc.
Table 13 - Lease Expiration Schedule
As of June 30, 2017

(Unaudited)

Total Improved Portfolio (a)
Expiration year	Number of leases	Sq. ft. of expiring leases	% of total leased GLA	ABR expiring ($ in 000s)	% of total ABR
2017	98	655,306	15.3	$7,823	9.6
2018	153	852,248	19.8	10,522	13.0
2019	148	651,615	15.2	13,672	16.9
2020	117	561,602	13.1	10,725	13.2
2021	100	482,343	11.2	11,043	13.6
2022	67	261,544	6.1	7,204	8.9
2023	28	169,740	4.0	3,080	3.8
2024	16	180,876	4.2	4,617	5.7
2025	20	54,646	1.3	2,353	2.9
2026	11	38,866	0.9	1,759	2.2
Thereafter	27	387,914	8.9	8,317	10.2
Total	785	4,296,700	100.0	$81,115	100.0

(a) Improved portfolio lease expirations and percentages of GLA and ABR do not include month-to-month leases.

Ground Lease Expirations
Expiration year				ABR expiring ($ in 000s)	% of total ABR
Month-to-month				$520	4.1
2017				1,096	8.6
2018				300	2.3
2019				296	2.3
2020				1,035	8.1
2021				895	7.0
2022				267	2.1
2023				3	—
2024				—	—
2025				19	0.1
2026				727	5.7
Thereafter				7,608	59.7
				$12,766	100.0

Alexander & Baldwin, Inc.
Table 14 - New & Renewal Lease Summary
As of June 30, 2017

(Unaudited)

								Comparable Leases Only (a)
Total - New and Renewal	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
2Q2017	57	309,664	$5,933	$19.16	$13.07	$3.39	4.9	43	208,758	$19.30	$16.11	19.8
1Q2017	43	317,646	$5,059	$15.93	$4.66	$2.14	5.8	33	158,162	$18.55	$16.38	13.3
4Q2016	54	408,770	$5,130	$12.55	$8.97	$2.11	2.9	35	308,804	$10.57	$9.99	5.8
3Q2016	49	145,553	$2,628	$18.06	$4.93	$4.19	3.6	33	85,617	$19.10	$17.47	9.4
Total	203	1,181,633	$18,750	$15.87	$8.39	$2.71	4.3	144	761,341	$15.58	$13.84	12.6

Total - New Leases	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
2Q2017	20	107,333	$2,116	$19.71	$2.56	$4.12	4.1	6	6,427	$33.07	$23.95	38.1
1Q2017	15	169,094	$2,304	$13.62	$8.53	$2.54	4.6	5	9,610	$18.66	$18.05	3.4
4Q2016	28	128,545	$2,611	$20.31	$28.53	$5.33	5.9	9	28,579	$26.03	$23.72	9.7
3Q2016	22	70,157	$1,265	$18.04	$9.26	$6.77	4.4	6	10,221	$26.69	$22.98	16.1
Total	85	475,129	$8,296	$17.46	$12.70	$4.28	4.8	26	54,837	$25.69	$22.62	13.6

Total - Renewal Leases	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
2Q2017	37	202,331	$3,817	$18.87	$18.64	$3.00	5.3	37	202,331	$18.87	$15.86	18.9
1Q2017	28	148,552	$2,755	$18.55	$0.26	$1.68	7.2	28	148,552	$18.55	$16.27	14.0
4Q2016	26	280,225	$2,519	$8.99	$—	$0.64	1.5	26	280,225	$8.99	$8.59	4.7
3Q2016	27	75,396	$1,363	$18.07	$0.90	$1.79	2.9	27	75,396	$18.07	$16.72	8.1
Total	118	706,504	$10,454	$14.80	$5.49	$1.66	3.9	118	706,504	$14.80	$13.16	12.5

	Quarter Ended June 30, 2017						TTM Ended June 30, 2017
	Leases	GLA	ABR ($ in 000s)	ABR per sq.ft.	% of ABR	Rent spread (%) (b)	Leases	GLA	ABR ($ in 000s)	ABR per sq.ft.	% of ABR	Rent spread (%) (b)
Hawaii
Retail	27	81,727	$2,542	$31.11	51.5	35.8	106	238,008	$8,765	$36.83	61.5	20.8
Industrial	20	156,612	$2,039	$13.02	41.3	11.6	48	316,470	$4,384	$13.85	30.8	10.1
Office	6	16,173	$354	$21.86	7.2	(4.6)	22	42,540	$1,093	$25.69	7.7	(3.8)
Mainland
Retail	1	1,300	$23	$18.00	2.3	No comparables	8	19,937	$398	$17.79	8.8	5.6
Industrial	1	13,823	$159	$11.52	16.0	2.7	10	490,505	$2,602	$5.31	57.7	3.9
Office	2	40,029	$815	$20.36	81.7	No comparables	9	74,173	$1,508	$19.35	33.4	3.5

(a) Comparable lease detail excludes certain one-time strategic lease extensions for space repositioning and assignments without term changes
(b) Rent spread is calculated using comparable leases, a subset of the total population of leases for the period defined

Alexander & Baldwin, Inc.
Table 15 - Commercial Portfolio Repositioning, Redevelopment & Development Summary
As of June 30, 2017

 (Unaudited)

								Leasing activity
Project	Phase	In-service	Capital ($ in millions)	Incurred to date ($ in millions)	Incremental stabilized NOI ($ in millions)	Stabilized yield on cost (%)	Projected GLA (sq. ft.)	% Leased	% LOI	Total
Repositioning & redevelopment
Pearl Highlands Center – Food Court/Regal renovation (a)	Construction	Late 2017	$6.0	$1.0	$0.6	10.0-10.3	54,000	44	22	66
Lau Hala Shops repositioning	Construction	2018	21.0	4.3	1.9-2.4	9.0-11.4	48,400	48	39	87
Development for hold
Ho`okele Shopping Center (b)	Pre-construction	Late 2019	41.9	5.4	3.1-3.6	7.5-8.5	94,000	64	—	64
Total			$68.9	$10.7	$5.6-$6.6	8.1-9.6	196,400

(a) Includes $3.0 million of tenant improvement capital to Regal Entertainment to renovate that provides a 10.3% yield on cost.
(b) Includes $4.3 million of land and related costs at book value. If the Company were to include land and related costs at market value, management estimates the stabilized yield on cost for the project would be lower by 100 basis points.

Alexander & Baldwin, Inc.
Table 16 - Active Development Projects
As of June 30, 2017

(Unaudited)

								($ in millions)				Construction timing		Sales closings timing
Project	Location	Product type	Est. economic interest	Planned units, saleable acres or gross leasable square feet	Average unit (sq. ft.) or lot size (acres)	Units/acres closed through current period	Targeted sales price range per square foot	Est. project cost	A&B projected capital commitment (JVs Only)	A&B investment life to date	A&B net investment book value as of current period	Start	End	Start	End
			(a)					(b)	(c)		(d)	(e)	(e)	(e)	(e)
Residential units
Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	994 sf	—	$400	$64	N/A	$26	$26	2016	2019	2017	2019
Ka Milo at Mauna Lani	Kona, Hawaii	Resort residential	50%	137 units	2,165 sf	92 units	$530-$800	125	16	16	5	2005	2018	2007	2020
Keala o Wailea (MF-11)	Wailea, Maui	Resort residential	65%+/-5%	70 units	1,385 sf	—	$600-$1,000	64	9	9	9	2015	2018	2017	2018
The Collection	Honolulu, Oahu	Primary residential	90%+/-5%	465 units	904 sf	453 units	$785	285	54	54	16	2014	2016	2016	2018
Total								$538	$79	$105	$56

Lot sales
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	30 lots	0.5 acres	23 lots	$150-$385	$135	N/A	$134	$44	N/A	N/A	2013	2018
Maui Business Park II	Kahului, Maui	Light industrial lots	100%	125 acres	0.5 - 11 acres	31 acres	$38-$60	77	N/A	59	39	2011	2021	2012	2030
The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential	100%	9 lots (4.5 acres)	0.5 acres	1 lot	$60-$100	10	N/A	9	8	2007	2009	2014	2020
Kukui'ula	Poipu, Kauai	Resort residential	85% +/- 5%	Up to 1,500 units (640 saleable acres)	0.42 acres	150 lots	$40-$110	854	318	308	297	2006	2030	2006	2030
Total								$1,076	$318	$510	$388

(a) Economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change.

(b) Represents total estimated cost, based on management estimates, to develop the project including land cost at book value and capitalized interest. Project costs exclude sales commissions and closing costs, which typically range between 3% and 5% of gross sales revenue. Kukui'ula projected capital commitment may increase if the future sales activity is below management's forecast.

(c) Represents capital committed by A&B to a joint venture based on management estimates. Capital committed by A&B includes land at book value and any capital contributed or to be contributed to the venture. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits. In the case of Kukui'ula, A&B's capital committed includes land cost at market value, which was estimated at $28 million when contributed in 2003. Kukui'ula projected capital commitment may increase if the future sales activity is below management's forecast.

(d) The book value of active development projects includes land stated at its acquisition value. In the case of development projects on A&B's historical landholdings, such as Kamalani and Maui Business Park, the value of raw land would be approximately $150 per acre.

(e) Estimated or actual dates.

Alexander & Baldwin, Inc.
Table 17 - Landholdings as of June 30, 2017

(Unaudited)

	Maui	Kauai	Oahu	Molokai	Big Island	Hawaii total acres	Mainland total acres	Total acres
Land under commercial properties/ urban ground leases	96	19	185	—	15	315	124	439
Land in active development	212	—	5	—	—	217	—	217
Land used in other operations	22	20	—	—	—	42	—	42
Land Operations
Urban land, not in active development/use	338	42	—	—	—	380	—	380
Agriculture	48,208	6,631	75	—	—	54,914	—	54,914
Agriculture in urban entitlement process	357	260	—	—	—	617	—	617
Conservation & preservation	15,848	13,309	639	—	—	29,796	—	29,796
Materials & Construction	1	—	541	264	—	806	—	806
Total landholdings	65,082	20,281	1,445	264	15	87,087	124	87,211

A&B Land Sales Data - Maui & Kauai 2012 - 2Q2017
		Total acres sold		Weighted-average price per acre		High		Low
Ag-zoned
0-5 acres	9		$114,750		$151,600		$84,400
5-20 acres	67		$75,900		$120,525		$35,600
20-100 acres	468		$28,650		$55,700		$13,750
100+ acres	1,570		$25,800		$35,450		$14,600
Total/weighted-average		2,114	$28,400		$151,600		$13,750

Urban-zoned
0-3 acres	10		$2,288,250		$4,346,200		$1,829,500
3-25 acres	57		$1,674,500		$2,288,250		$1,184,200
Total/weighted-average		67	$1,766,000		$4,346,200		$1,184,200

Alexander & Baldwin, Inc.
Table 18 - Materials & Construction Select Data

(Unaudited)

Historical EBITDA ($ in millions)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	8.6	9.8			18.4
2016	10.9	7.9	8.5	7.7	35.0
2015	10.1	10.0	10.5	11.9	42.5
2014	7.6	12.4	9.6	11.5	41.1

Aggregate used/sold (tons in thousands)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	165.3	181.3			346.6
2016	183.2	159.5	158.1	195.3	696.1
2015	235.0	234.4	180.5	190.3	840.2
2014	145.4	167.5	166.0	232.5	711.4

Asphalt placed (tons in thousands)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	134.7	142.4			277.1
2016	117.9	86.9	126.9	113.2	444.9
2015	116.4	115.5	106.9	127.9	466.7
2014	108.9	149.4	98.7	113.5	470.5

Backlog ($ in millions) (a)	As of March 31	As of June 30	As of September 30	As of December 31
2017	213.2	214.6
2016	225.7	264.1	242.5	242.9
2015	205.0	249.7	242.0	226.5
2014	255.6	247.5	233.9	219.4

Oahu crew days lost to weather	1Q	2Q	3Q	4Q	YTD/Full Year
2017	39.5	59.0			98.5
2016	28.0	52.5	78.5	73.5	232.5
2015	25.0	14.0	79.0	57.5	175.5
2014	28.0	37.0	19.5	36.0	120.5

Oahu total available crew days	1Q	2Q	3Q	4Q	YTD/Full Year
2017	450.0	444.0			894.0
2016	377.0	378.0	444.0	456.5	1,655.5
2015	354.0	364.0	384.0	387.0	1,489.0
2014	330.0	378.0	322.0	327.0	1,357.0

(a) Backlog represents the total of (1) the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded and (2) government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory ($23.6 million as of June 30, 2017).

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

Appendix

Alexander & Baldwin, Inc.
Statement on Management’s Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplement:

·	Consolidated Company EBITDA
·	Materials & Construction EBITDA
·	Commercial Real Estate Operating Profit to NOI and Same-Store NOI

The calculations of these financial measures are described in the Glossary of Terms on page 5 of this Supplement.

The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segment’s core operating results, future cash flow generation and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segment's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segment's ongoing core operations. EBITDA should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

NOI is a non-GAAP measure used by the Company in evaluating the segment’s operating performance as it is an indicator of the return on property investment, and provides a method of comparing performance of core operations, on an unlevered basis, over time. NOI should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following pages of this Appendix.

Alexander & Baldwin, Inc.
Table 19 - Reconciliation of Net Income (Loss) to EBITDA

($ in millions, unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,		TTM
	2017	2016	2017	2016	June 30, 2017
Net Income (Loss)	$4.8	$(0.6)	$11.8	$(7.6)	$11.0
Adjustments:
Depreciation and amortization	10.5	28.4	21.0	54.9	85.6
Interest expense	6.2	6.8	12.4	13.7	25.0
Income tax expense (benefit)	3.9	(16.4)	4.6	(19.0)	0.8
EBITDA	$25.4	$18.2	$49.8	$42.0	$122.4

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interests	(0.5)	(0.1)	(1.2)	(0.6)	(2.4)
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	(1.2)	2.3	(5.1)	(0.6)	(8.7)
REIT evaluation/conversion costs	2.2	1.9	7.0	1.9	14.6
Reduction in solar investments, net	0.2	9.5	2.2	9.5	2.5
Impairment of real estate assets	—	—	—	—	11.7
Net gain on sales of improved property	—	(8.0)	(3.0)	(8.0)	(2.9)
Adjustments related to unconsolidated investments in affiliates:
Share of impairment of real estate assets (Land Operations segment)	—	—	—	—	3.5
Share of net loss on non-core parcels (Materials & Construction segment)	—	—	—	—	1.0

Alexander & Baldwin, Inc.
Table 20 - Reconciliation of Materials & Construction Operating Profit to EBITDA

($ in millions, unaudited)

	1Q2017	2Q2017	3Q2017	4Q2017	YTD/ Full Year

Materials & Construction operating profit (excludes interest and taxes)	$5.6	$6.7			$12.3
Adjustments:
Depreciation and amortization	3.0	3.1			6.1
Materials & Construction EBITDA	$8.6	$9.8			$18.4

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interest	(0.7)	(0.6)			(1.3)
Adjustments related to unconsolidated investments in affiliates: share of net loss on non-core parcels	—	—			—

	1Q2016	2Q2016	3Q2016	4Q2016	YTD/ Full Year

Materials & Construction operating profit (excludes interest and taxes)	$8.0	$4.9	$5.6	$4.8	$23.3
Adjustments:
Depreciation and amortization	2.9	3.0	2.9	2.9	11.7
Materials & Construction EBITDA	$10.9	$7.9	$8.5	$7.7	$35.0

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interest	(0.5)	(0.1)	(0.5)	(0.7)	(1.8)
Adjustments related to unconsolidated investments in affiliates: share of net loss on non-core parcels	—	—	1.6	(0.6)	1.0

	1Q2015	2Q2015	3Q2015	4Q2015	YTD/ Full Year

Materials & Construction operating profit (excludes interest and taxes)	$7.2	$7.0	$7.5	$9.2	$30.9
Adjustments:
Depreciation and amortization	2.9	3.0	3.0	2.7	11.6
Materials & Construction EBITDA	$10.1	$10.0	$10.5	$11.9	$42.5

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interest	(0.6)	(0.3)	(0.3)	(0.3)	(1.5)
Adjustments related to unconsolidated investments in affiliates: share of net loss on non-core parcels	—	—	—	—	—

	1Q2014	2Q2014	3Q2014	4Q2014	YTD/ Full Year

Materials & Construction operating profit (excludes interest and taxes)	$3.4	$8.0	$5.9	$8.6	$25.9
Adjustments:
Depreciation and amortization	4.2	4.4	3.7	2.9	15.2
Materials & Construction EBITDA	$7.6	$12.4	$9.6	$11.5	$41.1

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interest	(0.4)	(1.0)	(0.6)	(1.1)	(3.1)
Adjustments related to unconsolidated investments in affiliates: share of net loss on non-core parcels	—	—	—	—	—

Alexander & Baldwin, Inc.
Table 21 - Reconciliation of Commercial Real Estate Operating Profit to NOI and Same-Store NOI

($ in millions, unaudited)

	Quarter Ended June 30,
	2017			2016
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change (%)
Commercial Real Estate Operating Profit	$12.4	$1.0	$13.4	$13.0	$1.7	$14.7	(8.8)
Adjustments:
Depreciation and amortization	5.0	1.5	6.5	5.2	2.1	7.3	(11.0)
Straight-line lease adjustments	(0.5)	—	(0.5)	(0.7)	—	(0.7)	(28.6)
General, administrative and other expenses	2.5	0.3	2.8	0.8	0.2	1.0	180.0
Commercial Real Estate NOI	19.4	2.8	22.2	18.3	4.0	22.3	(0.4)
Acquisitions / disposition and other adjustments	(0.1)	—	(0.1)	0.1	(1.3)	(1.2)	(91.7)
Commercial Real Estate Same-Store NOI	$19.3	$2.8	$22.1	$18.4	$2.7	$21.1	4.7

	Six Months Ended June 30,
	2017			2016
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change (%)
Commercial Real Estate Operating Profit	$25.7	$2.0	$27.7	$24.9	$2.9	$27.8	(0.4)
Adjustments:
Depreciation and amortization	10.1	3.0	13.1	10.4	4.3	14.7	(10.9)
Straight-line lease adjustments	(1.0)	—	(1.0)	(1.4)	0.2	(1.2)	(16.7)
General, administrative and other expenses	4.0	0.6	4.6	2.9	0.5	3.4	35.3
Commercial Real Estate NOI	38.8	5.6	44.4	36.8	7.9	44.7	(0.7)
Acquisitions / disposition and other adjustments	(3.4)	—	(3.4)	(2.5)	(2.5)	(5.0)	(32.0)
Commercial Real Estate Same-Store NOI	$35.4	$5.6	$41.0	$34.3	$5.4	$39.7	3.3

Alexander & Baldwin, Inc.
Reconciliation of Commercial Real Estate Operating Profit to NOI (Continued)

($ in millions, unaudited)

	Year Ended December 31,
	2016	2012	Change (%)
Commercial Real Estate Operating Profit	$54.8	$41.6	31.7
Less amounts reported in discontinued operations before taxes	—	(17.1)	(100.0)
Commercial Real Estate operating profit from continuing operations	54.8	24.5	123.7
Adjustments:
Depreciation and amortization	28.4	22.2	27.9
Straight-line lease adjustments	(2.1)	(3.6)	(41.7)
General, administrative and other expenses	5.3	2.9	82.8
Discontinued operations	—	17.1	(100.0)
Commercial Real Estate NOI	$86.4	$63.1	36.9